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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 24, 2005


                            CAS MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-13839                  06-1123096
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

              44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405 (Address of principal executive offices, including zip code)

                                 (203) 488-6056
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 28, 2005, CAS Medical Systems, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the fourth quarter and fiscal year ended December 31, 2004.


Item 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On February 24, 2005 the Company's Board and Audit Committee, after consultation with the Company's management, concluded that the Company's financial statements for periods ended from March 31, 2002 through September 30, 2004 should no longer be relied upon because of an error in such financial statements. The error relates to the failure to apply the accounting standards of FAS No. 106, EMPLOYERS' ACCOUNTING FOR POST-RETIREMENT BENEFITS OTHER THAN PENSIONS to a post-retirement benefit plan (the Plan). Under FAS No. 106, companies are required to estimate the total future cost of providing postretirement benefits and recognize that cost over the employees service period. Prior to the Company's adoption of FAS No. 106, the Company was utilizing a cash basis method of accounting for the expenses associated with the Plan.

The Plan was established in January 2002 for qualifying employees who reach age sixty-five and have provided ten years of service to the Company. The Plan provides certain prescription drug and supplemental health benefits for Medicare qualified retirees of the Company.

The Company will correct and include restated financial statements in its Annual Report on Form 10-KSB for 2004 and in its quarterly reports on Form 10-QSB for 2005. In connection therewith, the Company will decrease net income previously reported for 2003 of $737,000 or $0.08 per share basic and $0.07 diluted to $561,000 or $0.06 per share basic and $0.05 diluted and will increase the net loss previously reported for 2002 of ($325,000) or ($0.03) per share to ($497,000) or ($0.05) per share.

The Company has discussed this matter with its current registered public accountants, UHY LLP. That firm was appointed October 7, 2004. The Company has initiated but has not concluded discussions with its predecessor auditors PricewaterhouseCoopers LLP about this matter. That firm was dismissed October 7, 2004.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

    (c)    Exhibits - The following exhibit is furnished as part of this report:

    99.1   Press Release dated February 28, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAS MEDICAL SYSTEMS, INC.


Date: February 28, 2005               By:  /s/ Louis P. Scheps
                                           --------------------------------
                                           Louis P. Scheps
                                           President and Chief Executive Officer